Exhibit 24.1
                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas J. Flakoll and Albert Thorp, III, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in- fact, or his subsitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                 Title                          Date
------------------------   -------------------------------   ------------------
/s/ Roy E. Hock            Chairman, Chief Executive         September 29, 1995
Roy E. Hock                Officer, and Director
                           (Principal Executive Officer)

/s/ Thomas J. Flakoll      President, Chief Operating        September 29, 1995
Thomas J. Flakoll          Officer and Director

/s/ Albert Thorp, III      Vice President of Finance and     September 29, 1995
Albert Thorp, III          Treasurer (Principal Financial
                           Officer)

/s/ Drew A. Moyer          Corporate Controller (Principal   September 29, 1995
Drew A. Moyer              Accounting Officer)

/s/ J. Barton Harrison     Director                          September 29, 1995
J. Barton Harrison

/s/ James M. Papada, III   Director                          September 29, 1995
James M. Papada, III

/s/ James J. Rafferty, Jr. Director                          September 29, 1995
James J. Rafferty, Jr.

/s/ Edward M. Mazze        Director                          September 29, 1995
Edward M. Mazze

/s/ Graham Humes           Director                          September 29, 1995
Graham Humes

/s/ Stanley E. Basara      Director                          September 29, 1995
Stanley E. Basara

/s/ John E. Burrows, Jr.   Director                          September 29, 1995
John E. Burrows, Jr.